                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2000
                           -------------------------
                                (Date of Report)

                              CLICK2LEARN.COM, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       000-24289               91-1276003
 ----------------------------     ---------------------    -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

                     110-110TH AVENUE NE, BELLEVUE, WA 98004
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (425) 462-0501
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                        ASYMETRIX LEARNING SYSTEMS, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On October 11, 1999, the registrant announced that the registrant's corporate name was changing from Asymetrix Learning Systems, Inc. to its current name, click2learn.com, inc. The registrant's ticker symbol on the Nasdaq National Market was also changed, effective October 12, 1999, from "ASYM" to "CLKS" to reflect the new corporate name. A copy of the press release announcing the name change is attached as an exhibit to this report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS

          99.1 Press Release dated October 11, 1999 announcing the name change


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     click2learn.com, inc.

Dated:  May 25, 2000                 By    /s/ Steven Esau
                                           --------------------------------
                                           Steven Esau
                                           Vice President, General Counsel
                                           and Secretary

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           ------------
     99.1                Press Release dated October 11, 1999, announcing the name change


                                       -2-